UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 11, 2011
Date of Report (Date of earliest event reported)

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Section 1 – Registrant’s Business and Operations

Item 1.01          Entry Into a Material Definitive Agreement.

On April 11, 2011, Sun Bancorp, Inc. (the “Company”) entered into three separate letter agreements (each, a “Letter Agreement”), with (i) WLR SBI AcquisitionCo, LLC (“WL Ross”), (ii) Maycomb Holdings II, LLC, Maycomb Holdings III, LLC, and Maycomb Holdings IV, LLC (“Siguler Guff”) and (iii)  Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons,  NFI Interactive Logistics, LLC, and National Freight, Inc. (the “Brown Family”), to issue and sell an aggregate of 3,802,131 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) at a price per share equal to $2.85  (which represented the public offering price in the Company’s recently completed public offering of $3.00 per share less the underwriting discount of $0.15 per share), resulting in aggregate proceeds, before expenses, of $10,836,073.35.  These transactions were pursuant to existing contractual “gross up rights.”

The Letter Agreements contain customary representations and warranties among the parties as of the date of entering into such Letter Agreements.  These representations, warranties and covenants are not factual information to investors about the Company.  Copies of the Letter Agreements are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  This description of the material terms of the Letter Agreements is qualified in its entirety by reference to such exhibits.

Section 3 – Securities and Trading Markets

Item 3.02          Unregistered Sales of Equity Securities.

On April 11, 2011, the Company sold in a private placement an aggregate of 3,802,131 shares of its Common Stock resulting in aggregate proceeds, before expenses, of $10,836,073.35.

The shares of Common Stock were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act. The shares were not registered under the Act, bear a restrictive legend restricting their resale, and may not be offered or sold in the United States absent registration under the Act or an applicable exemption from the registration requirements of the Act.

Section 9 – Financial Statements and Exhibits

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter Agreement dated April 11, 2011 between Sun Bancorp, Inc. and WLR SBI AcquisitionCo, LLC.

10.2	Letter Agreement dated April 11, 2011 by and among Sun Bancorp, Inc. and Maycomb Holdings II, LLC, Maycomb Holdings III, LLC, and Maycomb Holdings IV, LLC.

10.3	Letter Agreement dated April 11, 2011 by and among Sun Bancorp, Inc. and Bernard A. Brown, Sidney R. Brown, Jeffrey S. Brown, Anne E. Koons, NFI Interactive Logistics, LLC, and National Freight, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.
Date: April 11, 2011	By:	/s/ Thomas X. Geisel
Thomas X. Geisel President and Chief Executive Officer